As filed with the U.S. Securities and Exchange Commission on April 19, 2024
Registration No. 333-164159

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6
SEC File No 811-7766
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST EFFECTIVE AMENDMENT NO. 15 [X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 63 [X]
John Hancock Variable Life Account UV
(Exact Name of Registrant)
John Hancock Life Insurance Company (U.S.A.)
(Name of Depositor)
200 Berkeley Street
Boston, MA 02116
(Complete address of depositor’s principal executive offices)
Depositor's Telephone Number: 617-572-6000

MICHAEL A. RAMIREZ
John Hancock Life Insurance Company (U.S.A.)
U.S. INSURANCE LAW
197 CLARENDON ST.
BOSTON, MA 02116
(Name and complete address of agent for service)

Approximate Date of Proposed Public Offering: As soon as practicable after effectiveness of this amendment.
It is proposed that this filing will become effective (check appropriate box):
[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on April 29, 2024, pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on ______ pursuant to paragraph (a)(1) of Rule 485 under the Securities Act.
If appropriate check the following box
[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

John Hancock Variable Life Account UV
John Hancock Life Insurance Company (U.S.A.)
(“John Hancock USA”)
Scheduled Premium Variable Life Insurance Policy
FLEX-V2
Prospectus dated April 29, 2024
You may choose to allocate your account value to one or more of the options that the policies make available for that purpose. These options include our “variable investment accounts,” where the account value will vary directly with the positive or negative investment experience of underlying investment “portfolios.” To provide you with that investment experience, amounts that you allocate to a variable investment account are held in a corresponding “subaccount” of John Hancock Variable Life Account UV (“Separate Account”), and the subaccount invests those amounts exclusively in one of the portfolios.
You may also allocate account value to a “fixed account” that the policy makes available. This prospectus provides detailed information about all such options to which you can allocate your account value.
Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including variable life insurance, has been prepared by the SEC’s staff and is available at Investor.gov.
No new FLEX-V2 policies have been issued or offered since 2005. Accordingly, this prospectus does not include information about certain aspects of your policy that are no longer relevant to you because of the length of time your policy has been outstanding. These include, for example, certain information about our policies and procedures in connection with issuing a new policy, as well certain fees or charges that we will no longer deduct from your policy and certain rights you had to cancel or exchange your policy that no longer apply because of the length of time your policy has now been outstanding.

important Information you should consider about the policy
FEES AND EXPENSES
Transaction Charges
You may be charged for the following transactions:

A premium sales charge, a premium tax charge, and a deferred acquisition cost (“DAC”) tax charge will be deducted from each premium paid.

A premium recalculation charge will be deducted upon a premium recalculation that the policy provides for.

An extra mortality risk charge may be deducted upon payment of a premium.
A partial withdrawal charge will be deducted upon making a partial withdrawal.

A transfer fee may be deducted upon transfers into or out of a variable investment account after you have made more than twelve such transfers in a year.
				FEE TABLE Deductions from premium payments Deductions from account value
Ongoing Fees and Expenses (annual charges)
In addition to transaction charges, you will also be subject to certain ongoing fees and expenses, including an insurance charge, a maintenance charge for issuing and maintaining the policy, a guaranteed death benefit charge, a mortality and expense risk (“M&E”) charge and supplementary benefit rider charges. Some of these fees and expenses are based wholly or in part on the characteristics of the insured person (e.g., age, sex, and underwriting classification).

You should view the “policy specifications” page of your policy for rates applicable to your policy.

				FEE TABLE Deductions from account value
	You will also bear expenses associated with the portfolios under the policy, as shown in the following table:			Charges at the portfolio level APPENDIX
	Annual Fee	Minimum	Maximum
	Variable investment accounts (portfolio fees and expenses)	0.39%	1.09%

RISKS
Risk of Loss	You can lose money by investing in this policy.	PRINCIPAL RISKS OF INVESTING IN THE POLICY
Not a Short- Term Investment
This policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The policy is unsuitable as a short-term savings vehicle because of substantial policy-level charges, including the premium sales charge and premium tax
charge, as well as potential adverse tax consequences from such short-term use.
Access to Funds Risk/Not a Short-Term Investment
Risks Associated with Investment Options
An investment in this policy is subject to the risk of poor
performance and can vary depending on the performance of the account allocation options available under the policy (e.g., portfolios). Each such option (including the fixed account) will have its own unique risks, and you should review these options before making an allocation decision. You can find the prospectuses and other information about the portfolios at
dfinview.com/JohnHancock/TAHD/FlexV2_UV.
Investment Risk/Risk of Loss

RISKS
Insurance Company Risks
Your investment in the policy is subject to risks related to John
Hancock USA, including that the obligations (including under the fixed account option), guarantees, or benefits are subject to the claims-paying ability of John Hancock USA. Information about John
Hancock USA, including its financial strength ratings, is available upon request from your John Hancock USA representative. Our
current financial strength ratings can also be obtained by contacting the Service Office at 1-800-732-5543.
Depositor Registrant
Policy Lapse
If you are required to pay a premium or other amount to keep the policy in force, we will notify you of how much you need to pay. You will have a grace period of at least 31 days after we mail the notice to make the payment. If you don’t pay at least the required amount by the end of the grace period, your policy will terminate (i.e., “lapse”).
You can apply to reinstate a policy that has lapsed, subject to conditions that include payment of a specified amount of additional premiums.

Since withdrawals reduce your account value, withdrawals increase the risk of lapse. Loans also increase the risk of lapse.
Lapse and Reinstatement

RESTRICTIONS
Investments
There are restrictions that may limit the variable investment account options and general account options (including the fixed account)
that you may choose, as well as limitations on the transfer of account value among those options. In particular, your allocation options will be affected if you elect to take a loan. These restrictions may include a monthly limit on the number of transfers you may make. We may also impose additional restrictions to discourage market timing and disruptive trading activity.

Among other things, the policy also allows us to eliminate the shares of a portfolio or substitute shares of another new or existing portfolio, subject to applicable legal requirements.
Transfer of Account Value Availability of Loans, Limitations and Interest Portfolios
Optional Benefits
There are restrictions and limitations relating to optional benefits, as well as conditions under which an optional benefit may be modified or terminated by us. For example, certain supplementary benefit riders may be subject to underwriting, and your election of an option may result in restrictions upon some of the policy benefits, including availability of investment options.
OTHER BENEFITS AVAILABLE UNDER THE POLICY

TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy. There is no additional tax benefit to you if the policy is held through a tax-qualified plan. If we pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax, with any portion not treated as a return of your premiums includible in your income.
Distributions also are subject to tax penalties under some
circumstances.
Tax Consequences of Owning a Policy

CONFLICTS OF INTEREST
Investment Professional Compensation
Some investment professionals may receive compensation for selling the policy, including by means of commissions and revenue sharing arrangements. These investment professionals may have a financial incentive to offer or recommend this policy over another investment.
Commissions Paid to Dealers
Exchanges
Some investment professionals may have a financial incentive to offer you a new policy in place of the one you already own, and you should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing policy.
Commissions Paid to Dealers

Overview of the Policy
Purpose
The purpose of the policy is to provide lifetime protection against economic loss due to the death of the insured person, to help you accumulate assets through variable investment and fixed accounts that we make available, and to provide or supplement your retirement income. The policy may be appropriate for persons seeking both life insurance protection and the potential for the accumulation of cash values. However, fees, expenses and tax implications can make variable life insurance unsuitable as a short-term savings vehicle. The policy is called a “flexible premium” policy because of the below-described flexibility you have in the timing and amount of premiums you pay.
If the life insurance protection is provided under a master group policy, the term “policy” as used in this prospectus refers to the certificate issued to you and not to the master group policy.
Premiums
We call the investments you make in the policy “premiums” or “premium payments.” Premiums are payable during the lifetime of the insured person in accordance with our established rules and rates. Premiums are payable at our Service Office on or before the due date specified under the terms of the policy.
The policy provides for a one-time recalculation of the base policy premium, which can increase or decrease the amount of premiums you must pay. The policy owner can request this recalculation, but if not requested within a certain time limit, the recalculation occurs automatically.
You may pay more than the Required Premium during a policy year and may ask to be billed for an amount greater than any Required Premium. Within certain limits, you may also pay amounts in addition to any billed amount. The ability to pay more than the Required Premium provides you with considerable payment flexibility in meeting the premium requirements of the policy. In particular, the payment of more than the Required Premium in an earlier year can be relied upon to satisfy the Required Premium requirements in later years.
If you have chosen the Option 1 or Option 2 death benefit (discussed below), Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds this limit. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We’ll monitor your premium payments and let you know if you’re about to exceed this limit. Also, we may refuse to accept any amount of an additional premium if that amount of premium would increase our insurance risk exposure, and the insured person doesn’t provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance. In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating.
From each premium payment you make, we deduct the applicable premium charges identified in the FEE TABLE. We invest the rest (the “net premium”) in the variable investment account or the fixed account options you’ve elected.
The policy offers a number of variable investment accounts. You can find some important information about each portfolio in the APPENDIX, but for a full description of each portfolio, including the investment objectives and strategies, policies, restrictions, and risks, you should read the portfolio’s prospectus carefully before investing in the corresponding variable investment account. Amounts that you allocate to the fixed account are credited with rates of interest that we declare from time to time but will never be less than a minimum rate guaranteed in your policy specifications.
Policy Features
Death benefit. When the insured person dies, we will pay the “death benefit” minus any policy debt and unpaid fees and charges. There are three ways of calculating the death benefit, and you chose which you wanted in the policy application (There was no choice, however for policies issued in New York for insured persons who were less than age 20 at the time. Those polices were automatically limited to Option 3.)
• Option 1 - The death benefit will equal the greater of (1) the Guaranteed Death Benefit or (2) the minimum insurance amount under the “guideline premium and cash value corridor test” (as described below).

• Option 2 - The death benefit will equal the greater of (1) the Guaranteed Death Benefit plus your policy’s Excess Value (if any) on the date of death or (2) the minimum insurance amount under the “guideline premium and cash value corridor test.”
• Option 3 - The death benefit will equal the greater of (1) the Guaranteed Death Benefit or (2) the minimum insurance amount under the “cash value accumulation test” (as described below).
The “Guaranteed Death Benefit” is the sometimes referred to as the “Sum Insured. “It is the basic amount of insurance coverage provided under your policy, subject to any decreases resulting from requests you have made. We guarantee that, regardless of the investment experience of the investment options, the death benefit will never be less than the Guaranteed Death Benefit.
The ways that your policy can accumulate “Excess Value,” and thus increase the death benefit under Option 2, are discussed under “Additional Information About Standard Death Benefits” below.
The “minimum insurance amount” on any date is the account value on that date times the “Death Benefit Factor” shown in the policy, as discussed more fully below under “Standard Death Benefits—Minimum Insurance Amount.” Therefore, the minimum insurance amount is variable—that is, it increases as the account value increases and decreases as the account value decreases.
Surrender of the policy. You may surrender the policy in full while the insured person is alive. A “surrender” is when you return your policy to us and, if you do, we will pay you the account value of the policy less any outstanding policy debt. This is called your “surrender value.”
Withdrawals. Under our current administrative rules, you may make a partial withdrawal of your policy’s Excess Value, if any, once in each policy year. Each partial withdrawal must be at least $1,000. There is a charge for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge.
Policy loans. You may borrow from your policy at any time by completing the appropriate form. The minimum amount of each loan is $300. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your account value, and may also result in adverse tax consequences.
Supplementary benefit riders. When you applied for the policy, you may have requested any of the below-listed available optional supplementary benefit riders, which can vary from state to state. Charges for most riders will be deducted monthly from the policy’s account value.
• Insured or Spouse Yearly Renewable Term (YRT) Rider
• Children’s Insurance Benefit Rider
• Accidental Death Benefit Rider
• Disability Payment of Premium Rider
• Applicant Payment of Premium Rider
You can find information about the fees we charge for these riders under “Optional Benefit Charges” in the Fee Table below. We also offer, at no charge, a dollar cost averaging (“DCA”) program and an asset allocation balancer program.

Fee Table
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering or making withdrawals from the policy. Please refer to your policy specifications for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender or make withdrawals from the policy, or transfer account value between investment options.
TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted
Maximum premium sales charge	Upon payment of premium	5% of premium paid in any policy year(1)
Premium tax charge	Upon payment of premium	2.35% of each premium paid
DAC tax charge	Upon payment of premium	1.25% of each premium paid
Maximum premium recalculation charge	Upon premium recalculation(2)	3% of amount of Excess Value at the time of premium recalculation
Extra mortality risk charge(3)	Upon payment of a premium	Up to $105.14 per $1,000 of current sum insured
Maximum partial withdrawal charge	Upon making a partial withdrawal	$20
Transfer fee(4)	Upon each transfer into or out of a variable investment account beyond an annual limit of twelve	$25
(1) The current charge applies only in policy years 1-10 and is only 3.5% for policies with face amounts equal to or greater than $250,000.
(2) This charge is mandatory in that premium recalculation will automatically occur if not requested prior to the policy anniversary nearest the insured person’s 69th birthday.
(3) This charge is determined in accordance with our underwriting rules and is assessed if the insured person does not qualify for either the preferred or standard underwriting class. Underwriting classifications are based upon a number of factors, the most important of which is medical history.
(4) This charge is not currently imposed, but we reserve the right to do so in the policy.
The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses.
PERIODIC CHARGES OTHER THAN ANNUAL PORTFOLIO EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Base Policy Charges:
Insurance charge:(1)	Monthly
Minimum Charge		$0.06 per $1,000 of AAR
Maximum Charge		$165.34 per $1,000 of AAR
Charge for representative insured person		$0.10 per $1,000 of AAR
Maximum maintenance charge	Monthly	$8
Guaranteed Death Benefit charge	Monthly	3¢ per $1,000 of Guaranteed Death Benefit
M&E charge(2)	Daily from separate account assets	.002% (daily rate) of assets
Maximum policy loan interest rate(3)	Accrues daily Payable annually	5.0% annual rate
Optional Benefit Charges:
Insured or Spouse YRT Rider:(4)	Monthly
Minimum Charge		$0.08 per $1,000 of YRT death benefit
Maximum Charge		$83.33 per $1,000 of YRT death benefit
Charge for representative insured person		$0.20 per $1,000 of YRT death benefit

PERIODIC CHARGES OTHER THAN ANNUAL PORTFOLIO EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Children’s Insurance Benefit Rider	Monthly	$0.50 per $1,000 Rider Sum Insured
Accidental Death Benefit Rider:(5)
Minimum Charge		$0.75 per $1,000 of accidental death benefit
Maximum Charge		$1.71 per $1,000 of accidental death benefit
Charge for representative insured person		$0.78 per $1,000 of accidental death benefit
Disability Payment of Premium Rider:(6)	Monthly
Minimum Charge		4.38% of Required Premium for base policy (including ratings)
Minimum Charge		15.16% of Required Premium for base policy (including ratings)
Charge for representative insured person		4.56% of Required Premium for base policy (including ratings)
Applicant Payment of Premium Rider:(7)	Monthly
Minimum Charge		0.003 times Required Premium for base policy and all other riders
Maximum Charge		0.04 times Required Premium for base policy and all other riders
Charge for representative insured person		0.004 times Required Premium for base policy and all other riders
(1) The “insurance charge” is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or “AAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The minimum rate shown is the rate in the first policy year for a $1,000,000 policy issued to cover a 10 year old female preferred non- tobacco underwriting risk. The maximum rate shown is the rate in the first policy year for a $100,000 policy issued to cover a 99 year old male standard tobacco underwriting risk. The representative insured person rate shown is for a 35 year old male standard non- tobacco underwriting risk with a $100,000 policy. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.
(2) This charge only applies to separate account assets (i.e., those assets invested in the variable investment accounts). The charge does not apply to the fixed account. The effective annual rate equivalent of the actual unrounded daily rate charged is .60%.
(3) 5.0% is the effective annual interest rate we charge. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of 5 in policy years 1-20 and 4.5% thereafter. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.
(4) “YRT” stands for “Yearly Renewable Term.” The charge for this rider is determined by multiplying the amount of insurance under the rider by the applicable cost of insurance rate for the rider. The rate varies widely depending upon the amount of YRT coverage and the insurance risk characteristics and gender of the person insured under the rider. The minimum rate shown is the rate for a rider with $1,000,000 of coverage issued to cover a 0 year old female preferred underwriting risk. The maximum rate shown is the rate for a rider with $100,000 of coverage issued to cover a 99 year old male standard tobacco underwriting risk. The representative insured person rate shown is for a 35 year old male standard non-tobacco underwriting risk with $100,000 of rider coverage. If the Disability Payment of Premium Rider is also elected, the charge for this rider will be increased by 54%. If the person covered under this rider is rated substandard, there will be an extra charge for this rider of up to $445.61 per $1,000 of YRT death benefit. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.
(5) The charge for this rider is determined by multiplying the AAR by the applicable rate. The rates vary by the issue age and the insurance risk characteristics of insured person. The minimum rate shown is for a 20 year old male tobacco underwriting risk. The maximum rate shown is for an 85 year old female preferred non-tobacco underwriting risk. The representative insured person rate shown is for a 35 year old male standard non-tobacco underwriting risk. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.

(6) The charge for this rider is determined by multiplying the total Required Premium for the base policy by the applicable rate. The rates vary widely depending upon the age and rider underwriting rating of the insured person. The minimum rate shown is for a 17 year old insured person with a standard rider rating. The maximum rate shown is for a 36 year old insured person with the maximum substandard rider rating. The representative insured person rate shown is for a 35 year old with a standard rider rating. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.
(7) The charge for this rider is determined by multiplying the total Required Premium for the base policy and the charges for all other riders by the applicable rate. The rates vary widely depending upon the age of the applicant and the age of the insured person. The minimum rate shown is for an 18 year old applicant and a 0 year old insured person. The maximum rate shown is for a 50 year old applicant and a 14 year old insured person. The representative applicant and insured person rate shown are for a 35 and a 0 years old, respectively. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.
The next item shows the minimum and maximum total operating expenses charged by the portfolios that you may pay periodically during the time that you own the policy. A complete list of the portfolios available under the policy, including their annual expenses, may be found at the back of this document.
Annual Portfolio Expenses	Minimum	Maximum
Range of expenses that are deducted from portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.39%	1.09%

General Description of the Policy
Policy Rights
Owner and beneficiary. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy. Whenever we’ve used the term “you” in this prospectus, we’ve assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.
While the insured person is alive, you will have a number of options under the policy. These options include:
• Determine when and how much you allocate to the variable investment accounts and any fixed account
• Request us to make a premium recalculation
• Borrow or withdraw amounts you have in the variable investment account and any fixed account
• Change the beneficiary who will receive the death benefit
• Change the amount of insurance
• Surrender the policy for the its surrender value
• Choose the form in which we will pay out the death benefit or other proceeds
You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person’s death. Until the death of the insured person, you can change your beneficiary by written request. Such a change requires the consent of any named irrevocable beneficiary. A new beneficiary designation will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.
Allocation of Premiums
Premium payments generally will be allocated among the variable investment or fixed account as of the business day on or next following the date they are received at the Service Office. By written request and at any time, you may change the variable investment accounts or fixed account in which future premium payments will be invested. You made the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.
Whether through the allocation of premium or through the transfer of existing account value, you can never be invested in more than ten investment options at any one time.
Transfers of Account Value
You may also transfer your existing account value from one variable investment or fixed account option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.
We have adopted policies and procedures with respect to frequent transfers of account value among variable investment accounts.
Limitations on transfers to or from a variable investment account. Our current practice is to restrict transfers into or out of variable investment accounts to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market variable investment account even if the two transfers per month limit has been reached, but only if 100% of the account value in all variable investment accounts is transferred to the Money Market variable investment account. If such a transfer to the Money Market variable investment account is made, then for the 30 calendar day period after such transfer no transfers from the Money

Market variable investment account to any other variable investment account or any fixed account may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading.
Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the variable investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second variable investment option if they are transferred into the Money Market variable investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market variable investment option may not be transferred out of the Money Market variable investment option into any other variable investment option or any fixed account for 30 calendar days.
Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the variable investment accounts in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number and timing of transfers, we will monitor aggregate trades among the subaccounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any variable investment account or portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail. While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.
We will apply these limitations uniformly to each class of policies.
Frequent transfers among variable investment accounts. Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment accounts on a daily basis and allow transfers among variable investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in any variable investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the variable investment account’s portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the portfolios.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. We also reserve the right to impose a fee for any transfer beyond an annual limit (which would be twelve or more).
While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.
Limitations on transfers out of the fixed account. Transfers out of the fixed account option are currently subject to the following restrictions:
• You can only make such a transfer once a year and only during the 31 day period following your policy anniversary.
• We must receive the request for such a transfer during the period beginning 60 days prior to the policy anniversary and ending 30 days after it.
• The most you can transfer at any one time is the greater of $500 or 25% of the assets in your fixed investment option.
We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option.

Potential additional limitations. We reserve the right to take other actions to restrict transfers, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, (iii) restricting transfers into and out of certain variable investment options, (iv) restricting the method used to submit transfers, and (v) deferring a transfer at any time we are unable to purchase or redeem shares of the portfolio. We may also impose additional administrative conditions upon or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right. A portfolio also may require us to impose additional trading restrictions if violations of its policies against frequent or disruptive trading in its shares are discovered.
Dollar cost averaging and asset allocation balancer programs. We may offer policy owners a dollar cost averaging (“DCA”) program. Under the DCA program, you will designate an amount that will be transferred monthly from one variable investment option into any other variable investment option or a fixed account. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and you will be so notified. Under the asset allocation balancer program you will designate an allocation of account value among variable investment options. We will move amounts among the variable investment options at specified intervals you select - annually, semi-annually, quarterly or monthly. A change to your premium allocation instructions will automatically result in a change in asset allocation balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the dollar cost averaging program. This asset allocation balancer program only applies to account value in the variable investment options. No fee is charged for these programs. We reserve the right to cease to offer these programs as of 90 days after written notice is sent to you.
General Account
Our obligations under the policy’s fixed account are backed by our general account assets. Our general account consists of all assets owned by us other than those in the Separate Account and any other separate accounts which we have established and may establish. Any interest credited to a policy owner from an investment in a fixed investment option will be paid from the Company’s general account and will be subject to the Company’s financial strength and claims paying ability. Subject to applicable law, John Hancock USA has sole discretion over the investment of the assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.
Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been and will not be registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts. Disclosures regarding the general account, however, are subject generally to applicable provisions of Federal securities laws relating to the accuracy and completeness of statements made in the prospectus.
The fixed account. Account value allocated to any fixed account will accrue interest daily at an effective annual rate that we determine and that depends on a number of significant considerations in addition to the actual investment experience we expect for the general account. The policies currently offer only one fixed account, but we reserve the right to offer one or more additional fixed accounts with characteristics differ from the current fixed account. Any interest we credit in excess of the guaranteed interest crediting rate will be based on our sole discretion. Additionally, there may be extended periods of time during which no interest above the guaranteed minimum is declared.

Premiums
Purchase Procedures
Generally, the policy was available with a minimum Sum Insured at issue of $25,000 for insured persons with an attained age of less than 25 at the time of policy issue, and $50,000 for insured persons with attained ages of 25 through 75 at the time of policy issue.
Policies issued in Montana or in connection with certain employee do not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.
Premium Payments
We call the investments you make in the policy “premiums” or “premium payments.” Except as discussed below, you can make premium payments at times and in amounts that you choose. You also can request that we bill you for amounts that exceed your Required Premium (discussed below), and you can subsequently request that we change the amount that we bill.
In the policy application, you chose one of the following “modes” of premium payment – annual, semi-annual, quarterly or monthly. We make no additional charge for any of these payment modes. You can request that we change your payment mode at any time. The scheduled date on which such a payment is “due” is referred to in the policy as a “modal processing date.”
Maximum premium payments. If you have chosen the Option 1 or Option 2 death benefit, Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We’ll monitor your premium payments and let you know if you’re about to exceed this limit.
Also, we may refuse to accept any amount of an additional premium if that amount of premium would:
• increase our insurance risk exposure, and the insured person doesn’t provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance or
• cause the cumulative premiums you have paid to date to exceed the cumulative scheduled premiums due to date under the policy.
In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating.
Ways to pay premiums. If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock Life.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to our Service Office at the appropriate address shown on the back cover of this prospectus.
We will also accept premiums:
• by wire or by exchange from another insurance company,
• via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
• if we agree to it, through a salary deduction plan with your employer.
You can obtain information on these other methods of premium payment by contacting your John Hancock USA representative or by contacting our Service Office.
Minimum premium requirements. An amount of Required Premium is determined at the start of each policy year. Generally, the full amount of Required Premium must be paid by the last scheduled due date of the policy year.
Premium requirements are met by premium payments on a cumulative basis. This means that, for example, you can make early payments of Required Premiums for future years, subject to certain limits.

Generally, we count all premiums received when we determine whether the premium requirement is met on a scheduled due date. This cumulative amount of premiums received is reduced for this purpose by amounts withdrawn from the premium component of Excess Value and amounts applied from the premium component to any Value Option other than the Accumulate Option. The premium requirement will also be deemed satisfied on the last business day of the second or any later policy year if any Excess Value is available on the scheduled due date.
Failure to satisfy a premium requirement on a scheduled due date may cause the policy to terminate.
Required Premium. The policy specifications page of your policy will show the “Required Premium” for the policy. Premiums are scheduled to be paid for the whole of the insured person’s lifetime. The Required Premium consists of a “base policy premium” plus certain additional amounts if the insured person presents an extra mortality risk to us or if you have purchased certain supplementary benefit riders. These amounts also will be set forth in the policy specifications as the components of your Required Premium. The “base policy premium” is the amount of the Required Premium for an insured person in the “standard” underwriting risk class who has not purchased any supplementary benefit by riders. The base policy premium will not change until the premium recalculation discussed below, or until such time as you partially surrender the policy.
If, on any modal processing date, the cumulative amount of all premium payments you have made does not equal or exceed the cumulative amount of all Required Premiums due through that date, your policy will enter a grace period, unless your policy has Excess Value as of that date. For purposes of determining whether enough premiums have been paid as of any modal processing date, we reduce the amount of premiums you have paid by the amount of any withdrawals you have taken from what we consider to be the “premium component” of any Excess Value in your policy (see below).
Lapse. If your policy enters a grace period, we will notify you of how much you will need to pay to keep the policy in force. You will have a grace period of at least 31 days after we mail the notice to make that payment. If you don’t pay at least the required amount by the end of the grace period, your policy will terminate (i.e., lapse) See “Lapse and Reinstatement.”
Premium recalculation. You may make a one-time request that we recalculate your base policy premium at any time not later than the policy anniversary nearest the insured person’s 69th birthday. The base policy premium that results from the recalculation will apply to all periods subsequent to the recalculation. That resulting base policy premium may be higher or lower than, or the same as, the previous base policy premium. This, in turn, will determine whether the Required Premium will be higher, lower or stay the same for those subsequent periods. If your right to request a premium recalculation expires without your having exercised it, we will automatically perform the premium recalculation at the next policy anniversary.
The premium recalculation feature makes it possible for us to set a lower base policy premium (and thus a lower Required Premium) at the time the policy is issued than would be possible without this feature. If you wish to “lock in” a base policy premium (and Required Premium) at any time prior to the feature’s expiration, you can do so by requesting a premium recalculation.
The amount of the new base policy premium after a premium recalculation depends on the insured person’s sex, smoking status, attained age, the guaranteed death benefit under the policy and the account value at the close of the business day that precedes the recalculation. The new base policy premium will never exceed the policy’s “guaranteed maximum recalculation premium” based on the insured person’s attained age at the time of the recalculation. The guaranteed maximum recalculation premium for each attained age will appear in the policy specifications section of your policy.
The guaranteed maximum recalculation premium increases as the insured person’s attained age increases. Accordingly, by delaying the premium recalculation, you assume the risk that the base policy premium following the recalculation will be higher than it would have been had the recalculation been performed at an earlier date. The longer the delay and the lower the policy’s account value, the greater the risk. On the other hand, by postponing the premium recalculation, you may benefit from (1) a lower base policy premium prior to the recalculation and (2) a longer period to accumulate enough account value to reduce the possibility (or amount) of an increase in the base policy premium at the time of the recalculation.
As an example, consider a policy issued to a male standard risk non-smoker age 35 at issue with Death Benefit Option 1 in the amount of $100,000 and assuming current charge rates. If no premium recalculation is made at policy issuance, the base policy premium for the policy would be $900 until such time as the premium recalculation is made. Assuming that amount of premium is paid annually until the premium recalculation, and assuming constant gross annual investment returns at the rates set forth below, the following table illustrates what the base policy premium would be following a recalculation on the dates shown.

Policy Anniversary of Premium Recalculation	Base Policy Premium Following Recalculation Assuming Hypothetical Gross Annual Rate of Return of:
	0%	6%	12%
0 (Issue Date)	$1,414.00	$1,414.00	$1,414.00
5	$1,607.99	$1,581.92	$1,551.41
10	$1,900.30	$1,791.31	$1,635.15
15	$2,334.72	$2,058.15	$1,566.76
20	$3,008.11	$2,433.77	$1,151.92
25	$4,077.27	$2,998.48	$0.00
30	$5,845.15	$3,914.46	$0.00
35*	$8,404.00	$5,561.76	$0.00
* Mandatory premium recalculation if you do not choose earlier date.
We will make a one-time charge if the new base policy premium is less than the guaranteed maximum recalculation premium that would have applied had the recalculation been done at the time the policy was issued. The charge will not exceed 3% of the policy’s Excess Value at the time of the premium recalculation.
Processing premium payments. We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:
(1) If you pay a sufficient premium to take your policy out of a grace period, the portion of such premium that equals the overdue Required Premium will be processed as of that Required Premium’s due date.
(2) We will process the portion of any premium payment for which we require evidence of the insured person’s continued insurability only after we have received such evidence and found it satisfactory to us.
(3) If we receive any premium payment that we think will cause a policy to become a “modified endowment” (as discussed below under “Tax Consequences of Owning a Policy”) or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:
• The tax problem resolves itself prior to the date the refund is to be made; or
• The tax problem relates to modified endowment contract status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.
In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.
(4) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Standard Death Benefits
Standard Death Benefits
Option 1, Option 2, and Option 3. The application for your policy told us how much life insurance coverage you wanted on the life of the insured person. This is called your “Guaranteed Death Benefit.” In the policy, this may also be referred to as the “Sum Insured.” When the insured person dies, we will pay the death benefit minus any outstanding loans. There are 3 ways of calculating the death benefit. You chose which one you wanted in the application. The three death benefit options are:
• Option 1 - The death benefit will equal the greater of (1) the Guaranteed Death Benefit or (2) the minimum insurance amount under the “guideline premium and cash value corridor test” (as described below).
• Option 2 - The death benefit will equal the greater of (1) the Guaranteed Death Benefit plus your policy’s Excess Value (if any) on the date of death or (2) the minimum insurance amount under the “guideline premium and cash value corridor test.”
• Option 3 - The death benefit will equal the greater of (1) the Guaranteed Death Benefit or (2) the minimum insurance amount under the “cash value accumulation test” (as described below).
For the same premium payments, the death benefit under Option 2 will tend to be higher than the death benefit under Options 1 or 3. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Options 1 or 3 than under Option 2 for the same premium payments.
Poor investment performance of the portfolios, expenses, and deduction of charges under the policy all will reduce the account value and net cash surrender value and may also reduce the death benefit. However, favorable investment performance may increase the account value, net cash surrender value, and death benefit. Therefore, if you experience better investment performance or lower expenses and charges than you assumed, you may be able to reduce your premium payments while maintaining the death benefit and other values under your policy; or if you continue to pay premiums at the same level, the death benefit and other values under your policy may increase. Conversely, if the investment performance falls short of what you assumed, or the expenses or charges are higher, the death benefit and other values under your policy may decrease unless you pay additional premiums.
Minimum insurance amount. In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law. Death benefit Options 1 and 2 use the “guideline premium and cash value corridor test” while Option 3 uses the “cash value accumulation test.” For Options 1 and 2, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called “corridor factor” applicable on that date. The corridor factors are derived by applying the “guideline premium and cash value corridor test.” The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age appears in the policy. For Option 3, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called “death benefit factor” applicable on that date. The death benefit factors are derived by applying the “cash value accumulation test.” The death benefit factor decreases as attained age increases. A table showing the factor for each age appears in the policy.
Calculation and payment of the death benefit. We will ordinarily pay any death benefit within seven days after we receive the last required form or request and any other documentation that may be required. You may choose to receive proceeds from the policy as a single sum. If we do not have information about the desired manner of payment within seven days after the date we receive documentation of the insured person’s death, we will pay the proceeds as a single sum. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of the other payment options we may offer at the time. You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out terms of the option in full. Please contact our Service Office for more information.
Changes you may make. Subject to certain limitations and conditions, you may request a change from death benefit Option 2 to Option 1 or a reduction in your policy’s Face Amount. However, you may not request a change from Option 1 to Option 2 or a Face Amount increase.
Requesting a decrease of coverage. You may request a decrease in your Guaranteed Death Benefit (sometimes referred to as your Sum Insured) at any time, subject to our administrative rules in effect at the time. If approved, any such decrease will be effective on the monthly processing date next following our receipt of the request.
Under our current administrative rules, you cannot request an increase in your Guaranteed Death Benefit.
Change of death benefit option. On any policy anniversary, you may request to change your coverage from death benefit Option 1 to Option 2 or vice-versa. If you request a change from Option 1 to Option 2, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure. If you have chosen death benefit Option 3, you can never change to either Option 1 or Option 2.
Tax consequences of coverage changes. Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.
Additional Information About Standard Death Benefits
Excess Value and its components. As of the last business day in each month, we compare the account value of the policy against the “Basic Account Value” (described below) to determine if any “Excess Value” exists under the policy. Excess Value is any amount of account value greater than the Basic Account Value. If you wish to know the amount of Excess Value at any time, just contact our Service Office.
The Basic Account Value generally increases over the life of the policy, as the attained age of the insured person increases. The Basic Account Value can be thought of as what the guaranteed cash value would be under an otherwise comparable non-variable whole life policy. It is the amount we deem necessary to support your policy’s benefits at any time based on accepted actuarial methods and assumptions. See “How we calculate Basic Account Value” below for further details.
Excess Value may arise from two sources. The “premium component” is that portion of Excess Value up to the amount by which the cumulative premiums paid (excluding amounts from this component previously withdrawn) exceed the cumulative amount of Required Premiums due to date. The “experience component” is that portion of Excess Value above the premium component and arises out of favorable investment experience or lower than maximum insurance and expense charges.
How we calculate Basic Account Value. The Basic Account Value at any time is what the policy’s account value would have been at that time if (1) level annual premiums (and no additional premiums) had been paid in the amount of the maximum guaranteed recalculation premium at issue and earned a constant net return of 4% per annum and (2) the cost of insurance charges had been deducted at the maximum rates set forth in the policy, and no other charges. The maximum guaranteed recalculation premium at issue is described under “Premium recalculation” and its amount is specified in each policy.
Notwithstanding the foregoing, if there is a policy loan outstanding, the Basic Account Value will not be less than 110% of the outstanding loan. Also, in all cases where optional rider benefits have been selected, or the insured person is in a substandard risk category, an additional amount will be added in computing the Basic Account Value to cover these items through the end of the then- current policy year.
Limitations on payment of death benefit. If the insured person commits suicide within two years from the Issue Date of the policy, the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals. Also if an application misstated the age or sex of the insured person, we will adjust, if necessary, the benefit to that which would have been purchased at the correct age or sex by the most recent insurance charges.

Surrenders And Withdrawals
You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy debt. This is called your “surrender value.” You must return your policy when you request a full surrender.
You may partially surrender your policy upon submission of a written request satisfactory to us in accordance with our rules. Currently, the policy after partial surrender must have a Guaranteed Death Benefit at least as large as the minimum amount for which we would issue a policy on the life of the insured person. The Required Premium for the policy will be adjusted to prospectively reflect the new Guaranteed Death Benefit. A pro-rata portion of the account value will be paid to you. Possible alternatives to the partial surrender of the policy would be withdrawal of some or all of any Excess Value or taking a policy loan.
Under our current administrative rules, you may make a partial withdrawal of your policy’s Excess Value, if any, once in each policy year. Each partial withdrawal must be at least $1,000. There is a charge for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them.

Loans
Availability of Loans, Limitations and Interest
You may borrow from your policy by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The minimum amount of each loan is $300, unless the loan is used to pay premiums. The maximum amount you can borrow is equal to 100% of that portion of your surrender value that is attributable to the fixed account plus 90% of that portion of your surrender value that is attributable to the variable investment accounts
Interest charged on any loan is at an effective annual rate of 5.00%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount.
The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 5.00% for the first 20 Policy years and 4.5% thereafter.
Other Effects of Loans
Whenever the outstanding loan exceeds the surrender value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account.
Policy loans may also result in adverse tax consequences under certain circumstances (see “Tax Consequences of Owning a Policy”). Among other things, the tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your John Hancock USA representative for details.
Loan Repayments
You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:
• The repayment will be applied to the policy value by transferring amounts from the loan account to other accounts as follows:
• First, an amount transferred to the fixed account that is equal to the remaining loan repayment multiplied by the ratio of the amount borrowed from the fixed account divided by the sum of the amounts borrowed from the fixed account and the variable investment accounts, if any.
• The remainder of the repayment, if any, will be allocated among the accounts in the same way a new premium payment would be allocated (unless otherwise specified by you).
If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. Policy loans may result in adverse tax consequences under certain circumstances.

Other Benefits Available Under the Policy
In addition to the standard death benefits associated with your policy, other standard and/or optional benefits may also be available to you. The following tables summarize information about those benefits. Information about the fees associated with each benefit included in the tables may be found in the FEE TABLE.
STANDARD BENEFITS
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Dollar cost averaging
Under the dollar cost averaging program, you will
designate an amount that will be transferred
monthly from one variable investment account into
any other variable investment account or the fixed
account.
We reserve the right to cease to offer this program after written notice to you.
Asset allocation balancing
Under the asset allocation balancer program, you
will designate a percentage allocation of account
value among variable investment accounts. We will
automatically transfer amounts among the variable
investment accounts at intervals you select
(annually, semi-annually, quarterly, or monthly) to
reestablish your chosen allocation.
We reserve the right to cease this program after written notice to you.

OPTIONAL BENEFITS
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Disability Payment of Premium Rider	Pays a specified amount of Required Premium each month during the insured person’s total disability.
We must receive due proof of the insured person’s
total disability, as defined in the rider. The benefit
continues until the earlier of (i) the policy
anniversary nearest the insured person’s 65th
birthday, or (ii) the cessation of total disability.

Insured or Spouse YRT Rider	This rider provides a level or decreasing amount of term insurance on the life of the insured person or the insured person’s spouse.	In applying for this rider, the applicant chose the term period and whether the coverage amount is level or decreasing.
Children’s Insurance Benefit Rider	This rider covers children of the insured person at the time of application and children born or adopted after the rider is purchased.	For coverage to begin on any child, he or she must have been more than 14 days old and less than 15 years old.
Accidental Death Benefit Rider	This rider provides for an additional insurance benefit if the insured person’s death is due to accidental causes.	The accidental cause must have occurred between the policy anniversaries nearest the insured person’s 5th and 70th birthdays.
Applicant Payment of Premium Rider
This rider provides its benefit upon the death of the
applicant for the policy or during the total disability
(as defined in the rider) of the applicant The
monthly benefit is equal to one-twelfth of the
policy’s annual Required Premium.
The benefit terminates upon the earlier of (i) the policy anniversary nearest the insured person’s 22nd birthday or (ii) the cessation of total disability.

More About Certain Optional Benefits
When you apply for a policy, you can request any of the optional supplementary benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. You may request an example illustrating the operation of any of the following optional supplementary benefit riders by contacting the Service Office at 1-800-732-5543. Charges for most riders will be deducted from the policy’s account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in your policy specifications. We may add to, delete from or modify the list of optional supplementary benefit riders.
• Disability Payment of Premium Rider - This rider provides its benefit during the total disability (as defined in the rider) of the insured person. The benefit continues until the earlier of (i) the policy anniversary nearest the insured person’s 65th birthday or (ii) the cessation of total disability. The monthly benefit is equal to one-twelfth of the policy’s annual Required Premium.
• Insured or Spouse YRT Rider - This rider provides a level or decreasing amount of term insurance on the life of the insured person or the insured person’s spouse. The benefit is payable if the person insured under the rider dies during the term period. In applying for this rider, the applicant chose the term period and whether the coverage amount is level or decreasing.
• Children’s Insurance Benefit Rider - This rider covers children of the insured person at the time of application and children born or adopted after the rider is purchased. For coverage to begin on any child, he or she must be more than 14 days old and less than 15 years old. Coverage will continue until the earliest of (i) termination of the rider upon request, (ii) lapse of the policy, (iii) the insured person’s 65th birthday, (iv) election to convert to permanent coverage on the child’s 18th birthday, or (v) the child’s 22nd birthday. Since we don’t know which children are covered at any point in time, it is up to policy owners to terminate the rider if it no longer suits their needs.
• Accidental Death Benefit Rider - This rider provides for an additional insurance benefit if the insured person’s death is due to accidental causes between the policy anniversaries nearest the insured person’s 5th and 70th birthdays.
• Applicant Payment of Premium Rider - This rider provides its benefit upon the death of the applicant for the policy or during the total disability (as defined in the rider) of the applicant. The benefit continues until the earlier of (i) the policy anniversary nearest the insured person’s 22nd birthday or (ii) the cessation of total disability.

Taxes
Tax Consequences of Owning a Policy
Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. This material does not constitute tax or legal advice and neither John Hancock USA nor any of its agents, employees or registered representatives are in the business of offering such advice.
Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non- qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.
Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do distribute any amount of your account value, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.
Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. Amounts you borrow are generally not taxable to you. If you use policy value to pay down a policy loan, the amount so applied will be treated as a distribution.
Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part.
Some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans.
We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the “Code”) defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. We will monitor compliance with these standards. If we determine that a policy does not satisfy the definition of life insurance under section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.
It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of amounts permitted under section 7702, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.
If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludible from the beneficiary’s gross income under section 101 of the Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.)
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the account value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals and reductions in face amount that result in a distribution that is required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 72(e) of the Code. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).
Effect on the Company’s Taxes
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.
The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Principal Risks of Investing in the Policy
Lapse Risk
Any amount of premium required to keep the policy in force is in default if not paid on or before its scheduled due date, but the policy provides a 61-day grace period for the payment of each such amount. If lapse occurs, you’ll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions. Since withdrawals reduce your account value, withdrawals increase the risk of lapse. Loans also increase the risk of lapse.
Premium Recalculation Risk
If you do not request a premium recalculation prior to the policy anniversary nearest the insured person’s 69th birthday, we will automatically perform the recalculation at the next policy anniversary. The recalculated base policy premium and Required Premium under the policy could be considerably higher after recalculation. See “Premium Recalculation.”
Investment Risk/Risk of Loss
The policy offers a number of variable investment accounts, as listed in the APPENDIX. The investment performance of any variable investment account may be good or bad, and you can lose money on amounts you invest in a policy. Your account value will increase or decrease based on the investment performance of the variable investment accounts you’ve chosen. The variable investment accounts cover a broad spectrum of investment s and strategies, some variable investment accounts are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the portfolios. The death benefit may also increase or decrease with investment experience.
An investment in a policy is also subject to risks related to John Hancock USA, including that the obligations (including under the fixed account and indexed account options), guarantees, or benefits are subject to the claims-paying ability of John Hancock USA. Information about John Hancock USA, including its financial strength ratings, is available upon request from your John Hancock USA representative. Our current financial strength ratings can also be obtained by contacting the Service Office at 1-800-732-5543.
Access to Funds Risk/Not a Short-Term Investment
This policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. There is a risk that you will not be able (or willing) to access your account value by surrendering the policy. Partial withdrawals may be made only from Excess Value, if any, and are limited to one per year. There also is a fee for each partial withdrawal.
Transfer Risk
There is a risk that you will not be able to transfer your account value from one variable investment account to another because of limitations on the number of options you can invest in at one time. The limitations on transfers out of the fixed account are more restrictive than those that apply to transfers out of variable investment accounts.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long term investors.
Tax Risks
In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring, which can have adverse tax consequences. If the policy were determined not to qualify as life insurance under the Code, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “tax-deferred inside build-up” that is a major benefit of life insurance.

There is a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made unless your policy is a “modified endowment contract,” surrender or lapse of the policy with a loan outstanding would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Tax consequences of ownership or receipt of policy proceeds (including surrender or withdrawal proceeds) under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before exercising certain rights under the policy.
Cybersecurity Risks
Our business and operations are highly dependent upon the effective operation of our computer systems and those of our third-party business partners. As a result, there are potential operational and information security risks associated with attack, damage, or unauthorized access to the technologies and systems on which our business depends. These risks include, among other things, the unauthorized access, theft, loss, misuse, corruption, and destruction of data maintained online or digitally, denial of service on websites and other operational disruption, and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third-party administrator, the underlying portfolios, intermediaries, and other affiliated or third-party service providers may adversely affect us and your policy value. For instance, cyber-attacks may interfere with the processing of actions taken on your policy, including the processing of transactions and orders from our website or with the underlying portfolios, impact our ability to calculate unit values or an underlying portfolio to calculate a net asset value, or cause the release and possible destruction of confidential customer or business information. Cybersecurity risks may also impact the issuers of securities in which the underlying portfolios invest, which may cause the portfolios underlying your policy to lose value. While measures have been implemented that are designed to reduce cybersecurity risks, there can be no guarantee or assurance that we, the underlying portfolios, or our service providers will not suffer losses affecting your policy due to cyber-attacks or information security breaches in the future.

Additional Information Regarding the Policy
Charges
Under the policies, we deduct the charges discussed immediately below under “Deductions from premium payments” and “Deductions from account value.” Although the Fee Table in this prospectus provides disclosure about the maximum rates we are permitted to charge, we currently deduct some of the charges at less than those maximum rates. As a general matter, however, we also are permitted to increase or decrease the rate at which we are deducting any charge, provided that the rate can never exceed the maximum set forth in your policy (including in any applicable supplementary benefit rider) and as disclosed in the Fee Table. By contacting the John Hancock USA Service Office or your John Hancock USA representative at any time, you can obtain information about the then-current rate of any charges that are applicable to your particular circumstances and/or obtain a personalized illustration that will demonstrate the manner in which those specific current charges impact the values under your policy.
Deductions from premium payments.
Premium tax charge - A charge to cover state premium taxes we currently expect to pay, on average. This charge is currently 2.5% of each premium.
DAC tax charge - A charge to cover increased Federal income tax burden that we currently expect will result from receipt of premiums. The charge is currently 1.25% of each premium.
Premium sales charge - A charge to help defray our sales costs. The charge is 5% of the premiums you pay each policy year that do not total more than the Required Premium for that policy year. We currently waive 30% of this charge for policies with a Guaranteed Death Benefit of $250,000 or higher, but continuation of that waiver is not guaranteed. Also, we currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed either.
Deductions from account value.
Maintenance charge - A monthly charge to help defray our administrative costs. This charge is a flat dollar charge of up to $8 (currently $6.75).
Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the AAR by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than rates based on the 1980 Commissioners’ Standard Ordinary Mortality Tables. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Guaranteed Death Benefit and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person’s attained age increases. (The insured person’s “attained age” on any date is his or her age on the birthday nearest that date.) If the Guaranteed Death Benefit at issue was $100,000 or more, the insured person may be eligible for the “preferred” underwriting class, which has the lowest cost of insurance charges for policies of this type. In addition, we currently apply a lower insurance charge for policies with a Guaranteed Death Benefit of $250,000 or higher, but continuation of that practice is not guaranteed. Also, it is our current intention to reduce the insurance charge in the 10th policy year and thereafter below what it otherwise would be, but such a reduction is not guaranteed either (unless the policy was issued in New York).
Guaranteed Death Benefit charge - A monthly charge for our guarantee that the death benefit will never be less than the Guaranteed Death Benefit. This charge is currently 1¢ per $1,000 of the Guaranteed Death Benefit at the time the charge is deducted. We guarantee that this charge will never exceed 3¢ per $1,000 of the Guaranteed Death Benefit at the time the charge is deducted.
Extra mortality risk charge - An insured person who does not qualify for either the preferred or standard underwriting class must pay an additional Required Premium because of the extra mortality risk. We collect this additional premium in two ways: up to 8.6% of the additional premium is deducted from premiums when paid and the remainder of the additional premium is deducted monthly from your policy’s account value in equal installments.

M & E charge - A daily charge for mortality and expense risks we assume. This charge is deducted from the variable investment options. It does not apply to the fixed account option. The current charge is at an effective annual rate of .60% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .60%.
Supplementary benefit rider charges - Charges for any supplementary insurance benefits added to the policy by means of a rider. Maximum charges for the various riders are shown in the Fee Table above under “Periodic Charges Other than Annual Portfolio Expenses.” These charges are also specified in the rider’s provisions or the policy specifications. The charges that we currently apply to the Insured or Spouse YRT Rider are less than the maximum charges and are subject to change; however, the current charges will never be more than the maximum charges shown. You can obtain information about the specific charges applicable to you from your John Hancock USA representative.
Premium recalculation charge - When we perform any premium recalculation as described above under “Premium recalculation,” we deduct a one-time charge in the amount described in that subsection.
Partial withdrawal charge - A charge of $20 for each partial withdrawal of Excess Value to compensate us for the administrative expenses of processing the withdrawal.
Loan interest rate - The maximum loan interest charged on any loan is shown in the Fee Tables and described under “Policy loans” in this prospectus.
Transfer fee. We currently do not impose a fee upon transfers of account value among the variable investment accounts, but reserve the right to impose a fee for any transfer beyond an annual limit (which would be twelve or more) to compensate us for the costs of processing these transfers.
Charges at the portfolio level. The portfolios must pay investment management fees and other operating expenses from portfolio assets. These fees and expenses are different for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any variable investment accounts you select. Expenses of the portfolios are not fixed or specified under the terms of the policy, and those expenses may vary from year to year. See APPENDIX.
Additional Information About How Certain Policy Charges Work
The premium sales charge helps to compensate us for the cost of selling our policies. The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policy. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the issue charge and the maintenance charge may also be recovered from such other sources.
We deduct the monthly charges described in the Fee Tables section from your policy’s investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charge will accumulate and be deducted when and if sufficient account value becomes available.
The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.
Other Charges We Could Impose in the Future
Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary. We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.
Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Our right to increase any charge up to the maximum rate shown in the policy specifications applies to then outstanding policies, as well as to policies issued after the increase.
Commissions Paid to Dealers
We pay compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. The compensation paid is not expected to exceed 117.5% of the base policy premiums paid in the first policy year, 13% of such premiums paid in the second through fourth policy years, and 3% of such premiums paid in each policy year thereafter. The maximum commission on any premium paid in excess of such premium in any policy year is 4%. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives.
To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.
Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.
You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker- dealers and other financial intermediaries in the Statement of Additional Information (the “SAI”).
Lapse and Reinstatement
Lapse and Lapse Options. The policy continues in full force during any grace period. If the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During the grace period, you cannot make transfers among investment options or make a partial withdrawal or policy loan. If your policy enters a grace period, we will notify you of how much you will need to pay to keep the policy in force. If you don’t pay at least the required amount by the end of the grace period, your policy will terminate (i.e., lapse).
If a policy lapses, we apply the surrender value on the date of lapse to one of three options for continued insurance that does not require further payment of premium: Variable Paid-Up Insurance, Fixed Paid-Up Insurance or Fixed Extended Term Insurance on the life of the insured person, commencing on the date of lapse.
Both the Variable and Fixed Paid-Up Insurance options provide an amount of paid-up whole life insurance, determined in accordance with the policy, which the surrender value will purchase. The amount of Variable Paid-Up Insurance may then increase or decrease, subject to any guarantee, in response to the investment experience of the variable investment accounts. The Fixed Paid-Up Insurance option provides a fixed and level amount of insurance. The Fixed Extended Term Insurance option provides a fixed amount of insurance determined in accordance with the policy, with the insurance coverage continuing for as long a period as the available policy surrender value will purchase.

The Variable Paid-Up Insurance option is not available unless its initial amount is at least $5,000. If you have elected no option before the end of the grace period, the Fixed Extended Term Insurance option automatically applies unless the amount of Fixed Paid-Up Insurance would equal or exceed the amount of Fixed Extended Term Insurance or unless the insured person is a substandard risk. In either of the latter cases, Fixed Paid-Up Insurance is provided.
You may surrender a policy that is being continued under any of these options for the option’s surrender value while the insured person is living. Loans may be available under the Variable and Fixed Paid-Up Insurance options.
Reinstatement. You can still reactivate (i.e., “reinstate”) a lapsed policy within 3 years from the beginning of the grace period, unless the surrender value has been paid out or otherwise exhausted or the period of any Fixed Extended Term Insurance has expired. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy.
Generally, the suicide exclusion and incontestability provisions will apply from the effective date of reinstatement. A surrendered policy cannot be reinstated.
Variations
Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, terms and conditions of your insurance coverage may vary depending on where you purchase a policy. We disclose all material variations in this prospectus.
We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies, subject to the maximum charges described in this prospectus. For example, with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us, we may offer the policies with reduced charges or with additional or enhanced features or benefits. We will make these programs available in accordance with our established administrative procedures in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for such a program are: (i) the nature of the association and its organizational framework; (ii) the method by which sales will be made to the members of the class; (iii) the facility with which premiums will be collected from the associated individuals and the association’s capabilities with respect to administrative tasks; (iv) the anticipated lapse and surrender rates of the policies; (v) the size of the class of associated individuals and the number of years it has been in existence; (vi) the aggregate amount of premiums paid; and (vii) any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks.
Any variation in charges, features, or benefits will be reasonable and will apply uniformly to all prospective policy investors in the class and will not unfairly discriminate against any owner.
Policy or Registrant Changes
We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.
In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. These changes include the following:
• Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws
• Adding or removing fixed accounts or variable investment accounts
• Combining variable investment accounts
• Closing the variable investment accounts to new allocations or transfers
• Changes in the form of organization of any separate account
Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock USA to be associated with the class of policies to which your policy belongs from the Separate Account to another separate account or subaccount, (2) to deregister the Separate Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.
When We Pay Policy Proceeds
We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of the other payment options we may offer at the time. You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out terms of the option in full. Please contact our Service Office for more information.
We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed fifteen days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.
We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment account if (1) the New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners.
Transfers and allocations of account value among the variable investment accounts may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.
State laws allow us to defer payment of any portion of the surrender value derived from the fixed account for up to six months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

General Description of Registrant, Depositor and Portfolios
Depositor
Your policy is issued by John Hancock Life Insurance Company (U.S.A.), 200 Berkeley St., Boston, MA 02116.
Registrant
The “registrant” of the policies with the SEC is the John Hancock Variable Life Account UV, a separate account operated by us under Michigan law (the “Separate Account”). Each subaccount of the Separate Account invests its assets in one of the portfolios shown in the APPENDIX.
The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any obligations of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of John Hancock USA’s other assets. All obligations under the policies (including under any fixed account options), guarantees, or benefits are obligations of John Hancock USA and are subject to its claims paying ability.
We normally compute policy values for each business day as of the close of the NYSE on that day (usually 4:00 p.m. Eastern time). In case of emergency or other disruption resulting in the NYSE closing at a time other than the regularly scheduled close, the close of our business day may be the regularly scheduled close of the NYSE or another time permitted by the SEC and applicable regulations. Over time, the amount you’ve invested in any variable investment account will increase or decrease the same as if you had invested the same amount directly in the corresponding portfolio and had reinvested all of that portfolio’s dividends and distributions in additional portfolio shares, except that we will deduct certain additional charges which will reduce your account value. We describe these charges under “Charges at the portfolio level.”
Portfolios
Information regarding each portfolio, including (i) its name; (ii) its investment objective; (iii) its investment adviser and any sub- investment adviser; (iv) current expenses; and (v) performance is available in the APPENDIX to this prospectus. Each portfolio has issued a prospectus that contains more detailed information about the portfolio. You can obtain the prospectus (hard copy or electronic) and additional information about any portfolio at the addresses or phone number set forth in the first paragraph of the APPENDIX. On each business day, shares of each series are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the NYSE is open for trading.
We will purchase and redeem series fund shares for the Separate Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Separate Account. Any dividend or capital gains distributions received by the Separate Account will be reinvested in shares of that same fund at their net asset value as of the dates paid. We normally calculate the unit values for each variable investment account once every business day as of the close of that day, usually 4:00 p.m. Eastern time. Sales and redemptions within any variable investment account will be transacted using the unit value calculated as follows after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.
Voting Portfolio Shares
We will vote all portfolio shares that we hold in the Separate Account for policy owners in proportion to instructions timely received by us from policy owners from all our Separate Accounts that are registered with the SEC under the 1940 Act. We will vote all portfolio shares that we otherwise are entitled to vote (including our own shares and other shares for which we receive no instructions) on any matter in proportion to the instructions timely received by us and any affiliated insurance companies with respect to the matter from policy owners in separate accounts of these insurance companies that are registered with the SEC under the 1940 Act. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote. The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.
We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the policy together with appropriate forms for giving voting instructions.
We determine the number of a portfolio’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s variable investment account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote.
Legal Proceedings
There are no legal proceedings to which the Depositor, the Separate Account or the principal underwriter is a party or to which the assets of the Separate Account are subject that are likely to have a material adverse effect on the Separate Account or the ability of the principal underwriter to perform its contract with the Separate Account or of the Depositor to meet its obligations under the policy.
Financial Statements
The financial statements of the Separate Account, as well as the consolidated financial statements of John Hancock USA are in the SAI. The financial statements of John Hancock USA have relevance for the policies only to the extent that they bear upon its ability to meet its obligations under the policies. You may request an SAI by contacting our Service Office at a phone number or address shown on the back cover of this prospectus.

Appendix: Portfolios Available Under The Policy
The following is a list of portfolios available under the policies. More information about the portfolios is available in the prospectuses for the portfolios, which may be amended from time to time. You can find the prospectuses and other information about the portfolios at dfinview.com/JohnHancock/TAHD/FlexV2_UV. You can also request this information at no cost by calling 1-800-732-5543 or by sending an email request to webmail@jhancock.com.
The current expenses and performance information below reflect fees and expenses of the portfolios, but do not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each portfolio’s past performance is not necessarily an indication of future performance.
Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23) (%)
			1-Year	5-Year	10-Year
To approximate the aggregate total return of a broad-based U.S. domestic equity market index.	500 Index Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (North America) Limited	0.25%*	25.95	15.40	11.75
To seek income and capital appreciation.	Active Bond Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.66%	6.48	1.67	2.40
To provide long-term growth of capital. Current income is a secondary objective.	Blue Chip Growth Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.77%*	49.59	13.58	12.39
To seek long-term growth of capital.	Capital Appreciation Trust - Series NAV John Hancock Variable Trust Advisers LLC/Jennison Associates LLC	0.76%*	52.95	18.07	14.18
To seek long-term growth of capital.	Disciplined Value International Trust - Series NAV John Hancock Variable Trust Advisers LLC/Boston Partners Global Investors, Inc.	0.79%*	20.05	8.47	3.10
To seek long-term capital appreciation.	Emerging Markets Value Trust - Series NAV John Hancock Variable Trust Advisers LLC/Dimensional Fund Advisors LP	1.03%*	15.15	5.42	3.06
To provide substantial dividend income and also long-term growth of capital.	Equity Income Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.71%*	9.52	11.15	7.88
To seek long-term growth of capital.	Fundamental All Cap Core Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.71%*	35.44	18.38	12.32
Appendix-1

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23) (%)
			1-Year	5-Year	10-Year
To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.	High Yield Trust - Series NAV John Hancock Variable Trust Advisers LLC/Western Asset Management Company, LLC	0.81%*	12.87	4.95	3.58
To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.	International Equity Index Trust - Series NAV John Hancock Variable Trust Advisers LLC/SSGA Funds Management, Inc.	0.34%*	15.42	6.97	3.71
To seek growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Balanced Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.76%	12.00	4.67	3.86
To seek long term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Growth Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.79%	13.81	5.25	3.76
To seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Moderate Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.75%	10.79	4.21	3.78
To seek long-term growth of capital.	Mid Cap Growth Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.90%	18.87	12.39	9.79
Seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index.	Mid Cap Index Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (North America) Limited	0.41%*	16.00	12.20	8.86
To seek long-term capital appreciation.	Mid Value Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.96%*	18.65	13.09	9.35
To obtain maximum current income consistent with preservation of principal and liquidity.	Money Market Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.28%*	4.81	1.68	1.07
Appendix-2

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23) (%)
			1-Year	5-Year	10-Year
To seek maximum total return, consistent with preservation of capital and prudent investment management.	Opportunistic Fixed Income Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.88%*	8.21	2.72	2.22
To seek to achieve a combination of long- term capital appreciation and current income.	Real Estate Securities Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.76%*	13.06	7.74	8.00
To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.	Short Term Government Income Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.67%*	3.87	0.51	0.66
To seek long-term capital appreciation.	Small Cap Stock Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	1.08%*	16.31	11.18	7.43
To seek to track the performance of the Bloomberg U.S. Aggregate Bond Index (the “Bloomberg Index”) (which represents the U.S. investment grade bond market).	Total Bond Market Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.25%*	5.29	0.81	1.58
* This portfolio’s annual expenses reflect temporary fee or expense waivers or reimbursements.
Appendix-3

JOHN HANCOCK USA SERVICE OFFICE
Overnight Express Delivery	Mail Delivery
Life Post Issue John Hancock Insurance Company 372 University Ave, Suite #55979 Westwood, MA 02090	Life Post Issue John Hancock Insurance Company PO Box 55979 Boston, MA 02205
Phone:
1-800-732-5543
In addition to this prospectus, John Hancock USA has filed with the SEC an SAI that contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, and the audited financial statements for John Hancock USA and the Separate Account. The SAI is incorporated by reference into this prospectus and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. You can view the SAI and other information about your Policy at dfinview.com/JohnHancock/TAHD/FlexV2_UV. The SAI may also be obtained, without charge, by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.
Reports and other information about the Separate Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by submitting an electronic request to the following email address: publicinfo@sec.gov.
1940 Act File No. 811-7766—1933 Act File No. 333-164159
EDGAR Contract Identifier No. C000085986

Statement of Additional Information
dated April 29, 2024
for interests in
John Hancock Variable Life Account UV
(Name of Registrant)
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)
(Name of Depositor)
This is a Statement of Additional Information (“SAI”) relating to the following variable life insurance and variable universal life insurance policies issued by John Hancock USA and providing for allocation of premiums and policy values to the John Hancock Variable Life Account UV:
Name of Policy (and SEC EDGAR Identifier #)	Name of Policy (and SEC EDGAR Identifier #)
Annual Premium Variable Life (C000085982)	Medallion Variable Universal Life Edge (C000086000)
Flex-V1 (C000085983)	Medallion Variable Universal Life Edge II (C000086001)
Flex-V2 (C000085986)	Medallion Variable Universal Life Plus (C000085999)
Majestic Performance Survivorship Variable Universal Life (C000085993)	Performance Executive Variable Life (C000086003)
Majestic Variable COLI (C000086002)	Performance Survivorship Variable Universal Life (C000085995)
Majestic Variable Estate Protection 98 (C000085996)	Variable Estate Protection (C000085989)
Majestic Variable Universal Life 98 (C000085992)	Variable Estate Protection Edge (C000085994)
Medallion Executive Variable Life III (C000085998)	Variable Estate Protection Plus (C000085990)
Medallion Variable Life (C000085987)
This Statement of Additional Information is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting our Service Office by mail at Life Post Issue, John Hancock Insurance Company, PO Box 55979, Boston, MA 02205, or telephone at 1-800-732-5543.

General Information and History
Depositor
Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” John Hancock USA (“Depositor”) is a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. The Depositor is a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, the Depositor was known as The Manufacturers Life Insurance Company (U.S.A.). The Depositor's ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.
Registrant
Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” John Hancock Variable Life Account UV (the “Registrant” or “Separate Account”), is a separate account initially established by the Depositor under Massachusetts law on May 10, 1993. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.
Separate Account UV’s subaccounts are made available as the variable investment accounts under variable life insurance and variable universal life insurance policies issued by John Hancock USA. New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.
Services
Administration of policies issued by the Depositor and of registered separate accounts organized by the Depositor may be provided by other affiliates. Neither the Depositor nor the separate accounts are assessed any charges for such services.
Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111.
Audit services are provided by Ernst & Young LLP, independent registered public accounting firm. Ernst & Young LLP’s address is 200 Clarendon Street, Boston, Massachusetts, 02116.
Underwriters
Principal Underwriter
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company wholly owned by John Hancock Life Insurance Company (U.S.A.), is the principal distributor and underwriter of the securities offered through the prospectus. JH Distributors acts as the principal distributor of a number of other life insurance and annuity products we and our affiliates offer or maintain. JH Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other life insurance and annuity products we offer or maintain.
JH Distributors' principal address is 200 Berkeley Street, Boston, MA 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
Offering and Commissions
We offer the policies for sale, on a continuous basis, through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors.
The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2023, 2022, and 2021, was $100,002,438, $110,625,049, and $99,954,847, respectively. JH Distributors did not retain any of these amounts during such periods.
2

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.
Other Payments
Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:
• Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
• Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
• Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.
Additional Information
Sales Load
We expect to recover our total sales expenses over the life of the policies through policy charges, including the premium, surrender and face amount charges. The amount of the charges in any policy year does not specifically correspond to sales expenses for that year, and to the extent that the premium, surrender and face amount charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including the asset-based risk charge and other charges with respect to the policies, or from our general assets.
Underwriting Procedures
A policy will not be issued until the underwriting process has been completed to our satisfaction. The underwriting process generally includes the obtaining of information concerning the insured person's age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.
Financial statements
The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) as of December 31, 2023 and 2022, and for each of the three years in the period ended December 31, 2023 incorporated in this SAI by reference to the report on Form N-VPFS filed April 8, 2024 have been so incorporated in reliance on the report of Ernst & Young LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account UV (File No. 811-07766) as of December 31, 2023 and for each of the periods indicated in the Financial Statements incorporated in this SAI by reference to the report on Form N-VPFS filed April 8, 2024 have been so incorporated in reliance on the report of Ernst & Young LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
The business address of Ernst & Young LLP is 200 Clarendon Street, Boston, Massachusetts, 02116.
3

PART C
OTHER INFORMATION
Item 30. Exhibits
The following exhibits are filed as part of this Registration Statement:
(a)(1) Resolution of the Board of Directors establishing Separate Account UV is incorporated by reference to post-effective amendment number 1, file number 333-164158, filed with the Commission on April 30 2010.
(2) Resolution of Board of Directors of John Hancock Life Insurance Company (U.S.A.) accepting the intact transfer of John Hancock Variable Life Account UV from John Hancock Life Insurance Company, incorporated by reference to the Registrant's Initial Registration Statement filed with the Commission on January 4, 2010.
(b) Not applicable.
(c) (1) Distribution Agreement and Servicing Agreement between John Hancock Distributors and John Hancock Life Insurance Company (U.S.A.) dated February 17, 2009, incorporated by reference to pre-effective amendment number 1, file number 333-157212, filed with the Commission on April 7, 2009.
(2)(a) Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors LLC effective August, 2009, incorporated by reference to pre-effective amendment number 2, file number 333-157212, filed with the Commission on April 26, 2011.
(b) List of third party broker-dealer firms included as Attachment A, filed herewith.
(d)(1) Form of Policy Endorsement for John Hancock Variable Life Insurance Company dated December 31, 2009, incorporated by reference to Registrant's Initial Registration Statement filed with the Commission on January 4, 2010.

Form of Policy Endorsement dated 2009, is incorporated by reference to post-effective amendment number 1, file number 333-164150, filed with the Commission on April 30, 2010.
(2) Form of specimen flexible variable life insurance policy for Flex V2, incorporated by reference to the initial registration statement, file number 333-164159, filed with the Commission on January 4, 2010.
(3) Form of specimen Disability Benefit Payment of Required Premiums Rider, incorporated by reference to the initial registration statement, file number 333-164159, filed with the Commission on January 4, 2010.
(4) Form of specimen Accidental Death Benefit Provision Additional Fixed Benefti Rider, incorporated by reference to the initial registration statement, file number 333-164159, filed with the Commission on January 4, 2010.
(5) Form of specimen Children's Insurance Benefit Rider, incorporated by reference to the initial registration statement, file number 333-164159, filed with the Commission on January 4, 2010.
(6) Form of specimen Yearly Renewable Decreasing in Term Benefit Rider, incorporated by reference to the initial registration statement, file number 333-164159, filed with the Commission on January 4, 2010.
(7) Form of specimen Applicant Payment of Premium Benefit Rider, incorporated by reference to the initial registration statement, file number 333-164159, filed with the Commission on January 4, 2010.
(e) Specimen policy application, incorporated by reference to the initial registration statement, filed with the Commission on January 4, 2010.
(f) (1) Restated Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 30, 1992, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission on April 30, 2007.
(a) Amendment to the Articles of Redomestication of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(b) Amendment to the Articles of Redomestication effective January 1, 2005, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission on April 30, 2007.
(c) Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) dated July 26, 2010, and further amended as of November 20, 2012, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission on April 24, 2013.
(2) By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 2, 1992, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(a) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated June 7, 2000, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(b) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated March 12, 1999, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(c) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission on April 30, 2007.
(d) Amended and Restated By-laws of John Hancock Life Insurance Company (U.S.A.) dated October 23, 2012, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission on April 24, 2013.
(g)(1)The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.
(2) Service Agreement and Indemnity Combination Coinsurance and Modified Coinsurance Agreement of Variable Insurance Policies between John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of NewYork, incorporated by reference to the Initial Registration Statement, file number 333-164150, filed with the Commission on January 4, 2010.
(h) (1) Participation Agreement among the Manufacturers Insurance Company (U.S.A.), the Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and John Hancock Trust dated April 20, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(3) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and M Financial Investment Advisers, Inc. dated November 13, 2009, incorporated by reference to file number 333-164150, filed with the Commission on January 4, 2010.
(4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(5) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(i) (1) Service agreement between Manulife Financial Corporation and the Manufacturers Life Insurance Company (U.S.A.), dated January 1, 2001, incorporated by reference to post-effective amendment number 6, file number 333-179570, filed with the Commission April 28, 2014.
(j) Not applicable.
(k) Opinion and consent of counsel regarding the legality of the securities being registered, incorporated by reference to the initial registration statement, filed with the Commission on January 4, 2010.
(l) Not Applicable.
(m) Not Applicable.
(n) Consent of Independent Registered Public Accounting Firm, filed herewith.
(n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment to be filed pursuant to Rule 485(b), filed herewith.
(o) Not Applicable.
(p) Not Applicable.
(q) Memorandum regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the policies, incorporated by reference to PEA number 2, file number 33-75608, filed with the Commission on April 26, 1996.

(r) Not Applicable.
Powers of Attorney
(i) Powers of Attorney for Emanuel Alves, Paul M. Connolly, Nora Newton Crouch, Thomas Edward Hampton, J. Stephanie Nam, Ken Ross, Rex Schlaybaugh, Jr., Colin Simpson, Brooks Tingle, Simonetta Vendittelli, Shamus Weiland, and Henry H. Wong, incorporated by reference to Post-Effective Amendment No. 3, File No. 333-254210, filed with the Commission on April 21, 2023.
(ii) Power of Attorney for Simonetta Vendittelli, incorporated by reference to Post-Effective Amendment No. 4, File No. 333-254210, filed with the Commission on August 31, 2023.
Item 31. Directors and Officers of the Depositor
OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.):
Name and Principal Business Address	Position with Depositor
Brooks Tingle 200 Berkeley Street Boston, MA 02116	Chair, Director, President & Chief Executive Officer
Nora Newton Crouch 804 Pepper Avenue Richmond, VA 23226	Director
Thomas Edward Hampton 5207 2nd Street NW Washington, DC 20011	Director
J. Stephanie Nam 129 State Street Portsmouth, NH 03801	Director
Ken Ross 200 Berkeley St. Boston, MA 02116	Director, Vice President
Shamus Weiland 200 Bloor Street E. Toronto, ON M4W 1E5	Director
Henry H. Wong 200 Berkeley Street Boston, MA 02116	Director, Vice President
Executive Vice Presidents
Andrew G. Arnott**	Global Head of Retail, GWAM
Christopher Paul Conkey**	Global Head of Public Markets
Scott S. Hartz**	Chief Investment Officer – U.S. Investments
Senior Vice Presidents
John Addeo**	Global Fixed Income Chief Investment Officer
John C.S. Anderson**	Global Head of Corporate Finance
Kevin J. Cloherty**	Deputy General Counsel, Global Markets
Mike Dallas**	Global Head of Employee Experience
Aimee DeCamillo*	Global Head of Retirement
Peter DeFrancesco*	Head of Digital – Direct to Consumer
Michael F Dommermuth***	Head of Wealth & Asset Management
Kristie Feinberg*	Head of MIM US and Europe
Maryscott Greenwood**	Global Head of Regulatory & Public Affairs
Len van Greuning*	Chief Information Officer MIM
Anne Hammer*	Global Chief Communications Officer
John B Maynard**	Deputy General Counsel, Legacy, Reinsurance & Tax
Steven E. Medina**	Global Equity Chief Investment Officer

Name and Principal Business Address	Position with Depositor
Joelle Metzman**	GWAM Chief Risk Officer
Sinead O’Connor*	Head of Actuarial Policy
Wayne Park*	Head of US Retirement
Gerald Peterson**	Global Head of Operations, GWAM
Nicole Rafferty***	Global Head of Contact Centers
Susan Roberts*	Head of LTC Customer Care Transformation
Ian Roke**	Global Head of Asset & Liability Management
Thomas Samoluk**	US General Counsel and US Government Relations
Anthony Teta*	US Head of Inforce Management
Nathan Thooft**	Global MAST Chief Investment Officer
Anne Valentine-Andrews***	Global Head of Private Markets
Blake Witherington**	US Chief Credit Officer
Vice Presidents
Lynda Abend*
Mark Akerson*
Kenneth D’Amato**
Jay Aronowitz**
Kevin Askew**
William Auger*
Jack Barry*
P.J. Beltramini*
Zahir Bhanji***
Jon Bourgault**
Paul Boyne**
Ian B. Brodie**
Ted Bruntrager*	CCO & Chief Risk Officer
Grant Buchanan***
Ginger Burns**
Brendan Campbell*
Yan Rong Cao*
Rick A. Carlson**
Patricia Rosch Carrington**
Alex Catterick****
Ken K. Cha*
Diana Chan***	Head of Treasury Operations
Christopher M. Chapman**
Sheila Chernicki*
Teresa H. Chuang**
Eileen Cloherty*
Maggie Coleman***
Catherine Z. Collins**
Meredith Comtois*
Thomas D. Crohan**
Susan Curry**
Kenneth Dai***	Treasury
Michelle M. Dauphinais*
Frederick D Deminico**
Susan P Dikramanjian**
William D Droege**
Jeffrey Duckworth**
Marc Feliciano**
Katie M. Firth**
Carolyn Flanagan**
Lauren Marx Fleming**
Philip J. Fontana**
Laura Foster***
Matthew Gabriel*
Paul Gallagher**

Name and Principal Business Address	Position with Depositor
Melissa Gamble**
Scott B. Garfield**
Marco Giacomelli***
Jeffrey N. Given**
Thomas C. Goggins**
Dara Gough*
Howard C. Greene**
Erik Gustafson**
Neal Halder*
Jeffrey Hammer***
Lindsay L. Hanson*
Richard Harris***	Appointed Actuary
Jessica Harrison***
John Hatch*	Chief Operations Officer – US Segment
Justin Helferich***
Michael Hession*
Philip Huvos*
Sesh Iyengar**
Tasneem Kanji**
Geoffrey Grant Kelley**
Recep C. Kendircioglu**
Neal P. Kerins*
Michael P King***
Heidi Knapp**
Hung Ko***
Robert Krempus***
Diane R. Landers**
Michael Landolfi**
Tracy Lannigan**	Corporate Secretary
Jessica Lee***
Scott Lively**
David Loh***
Jeffrey H. Long**
Jennifer Lundmark*
Edward P. Macdonald**
Patrick MacDonnell**
Shawn McCarthy**
Andrew J. McFetridge**
Jonathan McGee**
Katie L. McKay**
Eric S. Menzer**
Stella Mink***
Michelle Morey*
Scott Morin*
Catherine Murphy*	Deputy Appointed Actuary
Richard Myrus**
Lisa Natalicchio*
Jeffrey H. Nataupsky**
Scott Navin**
Jeffrey Packard**
Pragya Pandit*
Onay Payne***
Gary M. Pelletier**
David Pemstein**
Jessica Portelance***
Jason M. Pratt**
Ed Rapp**
Todd Renneker**

Name and Principal Business Address	Position with Depositor
Chet Ritchie*
Charles A. Rizzo**
Emily Roland**
Josephine M. Rollka*
Barbara H. Rosen-Campbell**
Caryn Rothman**
Devon Russell*
Paul Sanabria**
Emory W. Sanders*
Jeffrey R. Santerre**
Marcia Schow**
Christopher L. Sechler**
Garima Vijay Sharma***
Estelle Shaw-Latimer***
Thomas Shea**
Lisa Shepard**
Alex Silva*	CFO - US Insurance
Susan Simi**
Darren Smith**
Jayanthi Srinivasan***
Brittany Straughn*
Katherine Sullivan**
Trevor Swanberg**
Robert E. Sykes, Jr.**
Wilfred Talbot*
Gary Tankersley*	Head of US Retirement Distribution
Michelle Taylor-Jones*
Brian E. Torrisi**
Simonetta Vendittelli*	Chief Financial Officer and Controller
Gina Goldych Walters**
Adam Weigold**
Jonathan T. White**
Bryan Wilhelm*
Karin Wilsey**
Adam Wise**
Jeffrey Wolfe**
Thomas Zakian**
Michael Zargaj*
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
Item 32. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The Registrant is a separate account of the Depositor operating as a unit investment trust. The Registrant supports benefits payable under the Depositor's variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Insurance Trust (formerly, John Hancock Trust) and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.
As of the effective date of the registration statement, the Company and its affiliates are controlled by Manulife Financial Corporation.

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2023

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
Manulife Investment Management Holdings (Canada) Inc. (Canada)
Manulife Investment Management Limited (Canada)
EIS Services (Bermuda) Limited (Bermuda)
Manulife Investment Management (North America) Limited (Canada)
Manulife Investment Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Assurance Company of Canada (Canada)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
95%
PT Asuransi Jiwa Manulife Indonesia (1) (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Myanmar Life Insurance Company Limited (Myanmar)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
60%
Manulife Chinabank Life Assurance Corporation (Philippines)
61.84%
Manulife Investment Management (M) Berhad (Malaysia)
Manulife International Holdings Limited (Bermuda)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Holdings Berhad (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Life Insurance Company (Japan)
Manulife Investment Management (Japan) Limited (Japan)
Manulife Investment Management International Holdings Limited (Barbados)
Manulife Investment Management (Hong Kong) Limited (Hong Kong)
49%
Manulife TEDA Fund Management Co., Ltd. (China)
Manulife Investment Management (Taiwan) Co., Ltd. (Taiwan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Investment Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Investment Fund Management (Vietnam) Company Limited (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
40%
John Hancock Variable Trust Advisers LLC (Delaware)
60%
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Manulife Investment Management Timberland and Agriculture Inc (Delaware)
Manulife Investment Management (US) LLC (Delaware)
John Hancock Investment Management LLC (2) (Delaware)
99.9%
John Hancock Investment Management Distributors LLC (Delaware)
John Hancock Insurance Agency, Inc. (Delaware)
John Hancock Reassurance Company Ltd. (Michigan)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
Indirect Control
Direct Control

(1) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by Manulife Financial Asia Limited
(2) The remaining 0.1% equity of John Hancock Investment Management LLC is indirectly held by The Manufacturers Investment Corporation

The reported jurisdiction represents the jurisdiction of incorporation.

This chart displays voting interest. All entities are 100% controlled unless otherwise indicated.

Item 33. Indemnification
The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC (“JH Distributors”) and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless JH Distributors and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34. Principal Underwriters
(a) Set forth below is information concerning other investment companies for which JH Distributors, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.
Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JH Distributors and the following comprise the Board of Managers and Officers of JH Distributors.
Name	Title
Rick Carlson**	Vice President, US Taxation
Jeffrey H. Long**	Vice President, Chief Financial Officer and Financial Operations Principal
Edward P. Macdonald**	Vice President, General Counsel
Gary Tankersley*	Director, Chair, President and Chief Executive Officer
Alex Silva*	Director
Christopher Walker***	Director, Vice President, Investments
Tracy Lannigan**	Vice President, Corporate Secretary
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
(c) John Hancock Distributors LLC
Compensation received, directly or indirectly, from the Registrant by John Hancock Distributors LLC, the sole principal underwriter of the contracts funded by the Separate Account during the last fiscal year:
(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
John Hancock Distributors LLC	$0	$0	$0	$0
Item 35. Location of Accounts and Records
The information required by this item is included in the most recent Form N-CEN filed with the SEC by the Separate Account.
Item 36. Management Services
All management services contracts are discussed in Part A or Part B.
Item 37. Fee Representation
Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940.
John Hancock Life Insurance Company (U.S.A.) hereby represents that the fees and charges deducted under the policies issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

Signatures
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, Commonwealth of Massachusetts, on this 19th day of April, 2024.
John Hancock Variable Life Account UV
(Registrant)
By: JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
By: *____________________
Brooks Tingle
Principal Executive Officer
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(Depositor)
By: *____________________
Brooks Tingle
Principal Executive Officer

/s/Michael A. Ramirez Michael A. Ramirez, as Attorney-In-Fact

*Pursuant to Power of Attorney

Signatures
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of the 19th day of April, 2024.
Signatures	Title
* Simonetta Vendittelli	Vice President, Controller, and Chief Financial Officer
* Brooks Tingle	Chair, Director, President and Chief Executive Officer
* Nora N. Crouch	Director
* Thomas Edward Hampton	Director
* J. Stephanie Nam	Director
* Ken Ross	Director
* Shamus Weiland	Director
* Henry H. Wong	Director
/s/Michael A. Ramirez Michael A. Ramirez, as Attorney-In-Fact

*Pursuant to Power of Attorney

Supplement Dated April 29, 2024
To
Prospectuses Dated April 29, 2024

This Supplement is to be distributed with certain prospectuses for variable life insurance policies of John Hancock Life Insurance Company (U.S.A.). The prospectuses involved bear the title “Flex V1,” “Flex V2,” or “Medallion Variable Life.” We refer to these prospectuses as the “Product Prospectuses.”
This supplement will be used only with policies sold through the product prospectuses and through registered representatives affiliated with the M Financial Group.

This Supplement is accompanied with a current prospectus for the M Fund, Inc. that contains detailed information about the funds. Be sure to read that prospectus before selecting any of the three additional variable investment options/investment accounts.

AMENDMENT TO PRODUCT PROSPECTUSES
The table in the Appendix of each product prospectus is amended to include the following three additional variable investment options/investment accounts:
Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses*	Average Annual Total Returns (as of 12/31/23)
			1-Year	5-Year	10-Year
Seeks to provide maximum capital appreciation.	M Capital Appreciation Fund M Financial Investment Advisers, Inc./Frontier Capital Management Company, LLC	1.00%	23.56	12.56	8.90
Seeks to provide long-term capital appreciation.	M International Equity Fund M Financial Investment Advisers, Inc./Dimensional Fund Advisors LP	0.76%	16.00	7.70	2.45
Seeks to provide long-term capital appreciation.	M Large Cap Growth Fund M Financial Investment Advisers, Inc./DSM Capital Partners LLC	0.77%	32.04	15.98	12.39
* The portfolios’ annual expenses may reflect temporary fee or expense waivers or reimbursements.
VL 3 FUND M SUPP (4/2024)
1